UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 24, 2017
Date of Report (Date of earliest event reported)

Axon Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 991-0797
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 24, 2017, a mutual decision was made to transition Marcus Womack, currently EVP and General Manager of the Software and Sensors business unit, to an advisory role on international matters. As such, Mr. Womack will no longer serve as an executive officer of the Company. The Company is currently negotiating, and anticipates entering into, an employment agreement with Mr. Womack to define the terms, conditions, duration and parameters of his employment relationship with the Company going forward.

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 25, 2017, the Company held its Annual Meeting of Shareholders (the "Meeting"). The total number of shares of the Company’s common stock, par value of $0.00001 per share, voted in person or by proxy at the Meeting was 47,361,389 representing approximately 90% of the 52,593,389 shares outstanding as of the March 27, 2017 record date and entitled to vote at the Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each matter considered at the Meeting is set out below. For more information regarding these matters, please refer to the Company’s Definitive Proxy Statement relating to the Meeting, which was filed with the Securities and Exchange Commission on April 14, 2017.

Proposal 1 — Election of Directors
The following nominees were elected as Class B directors for a term of three years (and until their successors are elected and qualified) by the votes indicated below.

	FOR	WITHHELD	BROKER NON-VOTES
Patrick Smith	28,579,973	297,787	18,483,629
Mark Kroll	26,208,047	2,669,713	18,483,629
Matthew McBrady	28,647,968	229,792	18,483,629

Proposal 2 — Advisory Vote on the Compensation of Executive Officers ("Say-on-Pay")
The non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,731,338	950,245	196,177	18,483,629

Proposal 3 — Advisory Vote to Recommend the Frequency of the Shareholder Vote to Approve the Compensation of the Company's Named Executive Officers ("Say-on-Frequency")
A majority of shareholders voted for "1 YEAR" as indicated below.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
23,646,776	1,389,909	3,733,744	107,331	18,483,629

Based on these results, and consistent with the Company's recommendation, the Board has determined that Axon will hold an advisory vote on compensation of executive officers every year.

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accountant for fiscal year 2017 was approved by the votes indicated below. There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAIN
46,482,037	722,982	156,370

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2017	Axon Enterprise, Inc.
	By:	/s/ DOUGLAS E. KLINT
Douglas E. Klint
EVP, General Counsel and Corporate Secretary